SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2017

VERSAR, INC.
 (Exact name of registrant as specified in charter)

Delaware	1-9309	54-0852979
(State or Other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 6850 Versar CenterSpringfield, Virginia 22151(Address of principle executive offices, including zip code)    (703) 750-3000Registrant’s telephone number, including area codeN/A(Former name of registrant, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2017, Versar, Inc., a Delaware corporation (the “Company”), Kingswood Genesis Fund I, LLC, a Delaware limited liability company (“Parent”), and KW Genesis Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) amended and restated their Agreement and Plan of Merger dated September 22, 2017 to correct a scrivener’s error. A copy of the amended and restated merger agreement is filed as Exhibit 2.1 to, and incorporated by reference in, this report.

Additional Information and Where to Find It

The tender offer described in this communication (the “Offer”) has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell any shares of the capital stock of Versar or any other securities. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the United States Securities and Exchange Commission (the “SEC”). The offer to purchase shares of Versar stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed with such Schedule TO. The tender offer statement will be filed with the SEC by an affiliate of Kingswood and Versar is obligated to file a solicitation/recommendation statement with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE TRANSACTION. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the tender offer, which will be named in the tender offer statement.

Cautionary Note Regarding Forward-Looking Statements

This document and the exhibits filed herewith contain forward-looking statements with respect to the Company, Kingswood and the Transactions, including the benefits expected from the Transactions and the expected timing of their completion.  Actual results may differ materially from these expectations. When used in this document, the words “can,” “will,” “intends,” “expects,” “is expected,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements.  Such statements are based on a number of assumptions that could ultimately prove inaccurate, and are subject to a number of risk factors, including uncertainties regarding the timing of the closing of the Transactions, uncertainties as to how many stockholders of the Company may tender their stock in the Offer, the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions, and general economic and business conditions.  Factors that could cause actual results of the Transactions to differ materially include the following: the risk of failing to obtain any regulatory approvals or satisfy conditions to the Transactions, the risk that Kingswood is unable to obtain adequate financing, the risk that the Transactions will not close or that closing will be delayed, the risk that the Company’s businesses will suffer due to uncertainty related to the Transactions, the competitive environment in our industry and competitive responses to the Transactions as well as risk factors set forth above.  Further information on factors that could affect the Company’s financial results is provided in documents filed by the Company with the SEC, including the Company’s recent filings on Form 10-Q and Form 10-K.

Accordingly, no assurances can be given as to whether the Transactions will be completed or if any of the other events anticipated by the forward-looking statements will occur or what impact they will have. Forward-looking statements speak only as of the date hereof and you are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement and neither the Company nor Kingswood assumes any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1*	Amended and Restated Agreement and Plan of Merger, dated as of September 27, 2017, by and among Versar, Inc., Kingswood Genesis Fund I, LLC, and KW Genesis Merger Sub, Inc.

* Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 27, 2017	Versar, Inc.

	By:	/s/ James D. Villa
James D. Villa
Senior Vice President and General Counsel